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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 13, 2000
(Date of earliest event reported)

STARBRIDGE GLOBAL INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation or Organization)	0-28645 (Commission File Number)	94-3346241 (I.R.S. Employer Identification No.)

Suite 2, 25 Prospect Street
Box Hill, Victoria, 3128, Australia
(Address of principal executive offices, including zip code)

011 61 2 9999 3884
(Registrant's telephone number)

(Former name or former address, if changed since last report)

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    On November 28, 2000, StarBridge Global Inc., ("StarBridge") filed a Form 8-K to report the acquisition of Gold Phoenix Associates Limited ("Gold Phoenix"). Pursuant to Item 7 of Form 8-K, StarBridge indicated that it would file certain financial information no later than January 26, 2001. This Amendment No. 1 is filed to provide the required financial statements.

  (a)
  Financial Statements of Business Acquired.

    Financial statements of the business acquired as of and for the period ended October 31, 2000 are included herein.

  (b)
  Pro Forma Financial Information.

    Pro forma financial information as of October 31, 2000 and the nine months ended October 31, 2000 are included herein.

  (c)
  Exhibits.

    None

Item 7(a).  Financial Statements of Business Acquired

GOLD PHOENIX ASSOCIATES LIMITED
CONSOLIDATED CONDENSED
FINANCIAL STATEMENTS
OCTOBER 31, 2000

C O N T E N T S

INDEPENDENT AUDITOR'S REPORT

     To the Board of Directors and Stockholders
of Gold Phoenix Associates Limited

    We have audited the accompanying consolidated balance sheet of Gold Phoenix Associates Limited (Gold Phoenix) and its majority owned joint venture Changfeng Ai Wei Information Technology Co. Ltd. (Ai Wei) as of October 31, 2000, and the related statements of operations, stockholders' equity and cash flows for the period from inception (July 1, 1999) through October 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gold Phoenix Associates Limited as of October 31, 2000, and the results of its operations, and its cash flows for the period from July1, 1999 to October 31, 2000, in conformity with generally accepted accounting principles.

/s/ Lam, Robinson & Co.	Lam, Robinson & Co.

Los Angeles, California
January 20, 2001

GOLD PHOENIX ASSOCIATES LIMITED

CONSOLIDATED CONDENSED BALANCE SHEET

AS AT OCTOBER 31, 2000

October 31, 2000
ASSETS
CURRENT ASSETS
Cash and equivalents	$5,658

Total current assets	5,658
NON-CURRENT ASSETS
Property, plant & equipment (net)	9,699
Other—software development costs	96,667

Total non-current assets	106,366

TOTAL ASSETS	$112,024

LIABILITIES, MINORITY INTERESTS AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Salary payable	$129,980
Deferred income	12,077
Directors' advances	185,079

Total current liabilities	327,136

TOTAL LIABILITIES	327,136

MINORITY INTERESTS	95,340

STOCKHOLDERS' EQUITY
Common stock issued and outstanding	1
Deficit accumulated during the development stage	(310,453)

Total stockholders' equity (deficiency in assets)	(310,452)

TOTAL LIABILITIES, MINORITY INTERESTS AND STOCKHOLDERS' EQUITY	$112,024

See accompanying notes

GOLD PHOENIX ASSOCIATES LIMITED

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED OCTOBER 31, 2000

For the Period Ended October 31, 2000
REVENUE
System Card sales	$7,596
Less: Cost of product sold	4,601

GROSS PROFIT	2,995
OPERATING EXPENSES
Selling, general and administrative expenses	338,108

OPERATING LOSS	(335,113)
Less: Minority owner's share of subsidiary's net loss	(24,660)

NET LOSS	$(310,453)

See accompanying notes

GOLD PHOENIX ASSOCIATES LIMITED

CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS

FOR THE PERIOD ENDED OCTOBER 31, 2000

For the Period Ended October 31, 2000
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(310,453)

Adjustments to reconcile net loss to net cash used in operating activities:
Minority owner's share of subsidiary's net loss	(24,660)
Amortization of software development costs	23,334
Changes in assets and liabilities:
Accounts receivable
Salary payable	129,980
Deferred Income	12,077

Total adjustments	140,731

Net cash used in operating activities	(169,722)

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of fixed assets	(9,699)

Net cash used by investing activities	(9,699)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net borrowings from directors	185,079

Net cash provided by financing activities	185,079

NET (DECREASE) INCREASE IN CASH AND EQUIVALENTS	5,658
CASH AND EQUIVALENTS—BEGINNING

CASH AND EQUIVALENTS—ENDING	$5,658

See accompanying notes

GOLD PHOENIX ASSOCIATES LIMITED

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

NOTE 1 BASIS OF PRESENTATION

    The accompanying audited consolidated condensed financial statements include the accounts of Gold Phoenix Associates Limited and its 60% owned Sino Foreign joint venture Ai Wei, (the Company), and have been prepared in accordance with generally accepted accounting principles.

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Investments

    Investments in joint ventures, owned more than 50%, are consolidated in the accompanying financial statements.

Item 7(b)  Pro Forma Financial Information

    On November 13, 2000, StarBridge Global Inc. ("StarBridge" or the "Company") acquired all the equity interests of Gold Phoenix Associates Limited. ("Gold Phoenix"). Prior to the acquisition, Gold Phoenix was a privately-held company. StarBridge issued 13,800,000 shares of stock in exchange for all the outstanding common shares of Gold Phoenix.

    The only material asset of Gold Phoenix is a joint venture interest in Ai Wei, a sino-foreign joint venture company in the Peoples' Republic of China ("PRC") which is owned sixty percent (60%) by Gold Phoenix and forty percent (40%) by China Changfeng Aerospace Science & Technology Industry (Group) Corporation, one of the research institutes of the China National Space Administration which is under the control of the State Council of the PRC. Ai Wei, which is in the development stage, was formed to develop a health card registration and management system ("HCRM System") in the PRC for those individuals working in the food industry. The HCRM System is designed to provide a computerized system for the registration and data storage process regarding hygiene standard inspections and other information relating to workers in the food industry utilizing a smart card system consisting of a credit-card size plastic card with an imbedded computer chip.

    The following unaudited pro forma condensed combined financial information reflects the business combination between StarBridge and Gold Phoenix accounted for using the purchase method of accounting. The pro forma condensed combined balance sheet combines StarBridge's historical balance sheet with Gold Phoenix's historical balance sheet as of October 31, 2000 and reflects the combination as if it had occurred as of October 31, 2000. The pro forma condensed combined statement of operations combine StarBridge's historical consolidated statement of operations with Gold Phoenix's historical consolidated statement of operations for the period ended October 31, 2000, and reflect the combination as if it had occurred at the beginning of the period presented.

    The unaudited pro forma condensed combined statement of operations are not necessarily indicative of the operating results that would have been achieved had the transaction been effected as of the beginning of such period and should not be construed as representative of future operations.

STARBRIDGE GLOBAL INC.

(A Development Stage Company)

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET AS AT OCTOBER 31, 2000

	StarBridge Global Inc.	Gold Phoenix Associates Limited	Pro Forma Adjustment (1)	Pro Forma Adjustment (2)	Pro Forma Combined
ASSETS
CURRENT ASSETS
Cash and equivalents	$3,925	$5,658			$9,583
Accounts receivable—affiliate	9,113				9,113

Total current assets	13,038	5,658			18,696
NON-CURRENT ASSETS
Investment in subsidiary			$8,625,000	$(8,625,000)	—
Equity investment in joint venture (net)	3,686,099				3,686,099
Property, plant & equipment (net)		9,699			9,699
Other—software development costs		96,667			96,667
Intangibles—goodwill (net)				8,935,452	8,935,452

Total non-current assets	3,686,099	106,366	8,625,000	310,452	12,727,917
TOTAL ASSETS	$3,699,137	$112,024	$8,625,000	$310,452	$12,746,613

LIABILITIES, MINORITY INTERESTS AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$122,507	$—			$122,507
Salary payable	475,000	129,980			604,980
Deferred income		12,077			12,077
Due to stockholders	115,000				115,000
Directors' fees payable	186,073				186,073
Directors' advances	226,208	185,079			411,287

Total current liabilities	1,124,788	327,136			1,451,924

TOTAL LIABILITIES	1,124,788	327,136			1,451,924

MINORITY INTERESTS		95,340			95,340
STOCKHOLDERS' EQUITY
Common stock issued and outstanding	25,060	1	13,800	(1)	38,860
Additional paid in capital	8,585,140	—	8,611,200		17,196,340
Stock subscription receivable	(290,000)	—			(290,000)
Deficit accumulated during the development stage	(5,745,851)	(310,453)		310,453	(5,745,851)

TOTAL STOCKHOLDERS' EQUITY	2,574,349	(310,452)	8,625,000	310,452	11,199,349

TOTAL LIABILITIES, MINORITY INTERESTS AND STOCKHOLDERS' EQUITY	$3,699,137	$112,024	$8,625,000	$310,452	$12,746,613

Notes—Pro Forma Adjustments Condensed Balance Sheet

(1)
To record StarBridge Global Inc.'s investment in Gold Phoenix Associates Limited group ("Gold Phoenix"); consideration being 13,800,000 shares of common stock of StarBridge Global Inc.

(2)
Consolidation entry being the elimination of investment in Gold Phoenix acquired by StarBridge Global Inc.

STARBRIDGE GLOBAL INC.

(A Development Stage Company)

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

FOR THE NINE MONTH PERIOD ENDED OCTOBER 31, 2000

	StarBridge Global Inc.	Gold Phoenix Associates Limited	Pro Forma Adjustment (1)	Pro Forma Combined
REVENUE
System card sales		$7,596		$7,596
Less: Cost of product sold		4,601		4,601

GROSS PROFIT		2,995		2,995
OPERATING EXPENSES
Selling, general and administrative expenses	$3,255,898	338,108		3,594,006
Amortization of goodwill			$335,079	335,079

Total Operating Expenses	3,255,898	338,108	335,079	3,929,085
OPERATING LOSS	(3,255,898)	(335,113)	(335,079)	(3,926,090)
OTHER INCOME
Interest income	2,116	—		2,116
Net equity in earnings of joint venture	221,099	—		221,099

Total Other Income	223,215	—		223,215
Minority owner's share of subsidiary's net loss	—	24,660		24,660

NET LOSS	$(3,032,683)	$(310,453)	$(335,079)	$(3,678,215)

Weighted Average Number of Common Shares Outstanding	17,921,254			31,721,254

Net loss per share—basic and diluted	$(0.17)			$(0.12)

Notes—Pro Forma Adjustments Condensed Statement of Operations

(1)
To record goodwill amortization from the beginning of the fiscal year.

Item 7(b)  Exhibits
None

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

January 25, 2001	StarBridge Global Inc.
	By	/s/ DAVID A. TURIK Name: David A. Turik Title: President & CEO

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INDEPENDENT AUDITOR'S REPORT
GOLD PHOENIX ASSOCIATES LIMITED CONSOLIDATED CONDENSED BALANCE SHEET AS AT OCTOBER 31, 2000
GOLD PHOENIX ASSOCIATES LIMITED CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS FOR THE PERIOD ENDED OCTOBER 31, 2000
GOLD PHOENIX ASSOCIATES LIMITED CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS FOR THE PERIOD ENDED OCTOBER 31, 2000
GOLD PHOENIX ASSOCIATES LIMITED NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
STARBRIDGE GLOBAL INC. (A Development Stage Company) UNAUDITED PRO FORMA CONDENSED BALANCE SHEET AS AT OCTOBER 31, 2000
STARBRIDGE GLOBAL INC. (A Development Stage Company) UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS FOR THE NINE MONTH PERIOD ENDED OCTOBER 31, 2000